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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-08547

                          Pioneer Independence Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2009 through December 31, 2009


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



Pioneer Independence
Fund

--------------------------------------------------------------------------------
Annual Report | December 31, 2009
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   PINDX
Class B   INDBX
Class C   INDCX
Class Y   INYDX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             7
Prices and Distributions                                      8
Performance Update                                            9
Comparing Ongoing Fund Expenses                              13
Schedule of Investments                                      15
Financial Statements                                         22
Notes to Financial Statements                                30
Report of Independent Registered Public Accounting Firm      38
Approval of Investment Advisory Agreement                    39
Trustees, Officers and Service Providers                     43


                      Pioneer Independence Fund | Annual Report | 12/31/09     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Independence Fund | Annual Report | 12/31/09

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.



Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                      Pioneer Independence Fund | Annual Report | 12/31/09     3

Portfolio Management Discussion | 12/31/09

A combination of successful stock selection and productive sector weightings helped Pioneer Independence Fund deliver strong performance over the volatile 12-month period ended December 31, 2009. In the following interview, portfolio manager Andrew Acheson describes the strategies and choices that helped or hindered the Fund's performance results. Mr. Acheson is responsible for the day-to-day management of the Fund.

Q  What were market conditions like over the 12 months ended December 31, 2009?

A The market rally that began in March 2009 continued virtually uninterrupted through year-end, as investors found abundant opportunities among stocks whose valuations had fallen to unrealistically low levels. Investors' grave economic concerns began to subside and their confidence that the recession would soon be over increased. Lower-quality issues dominated in the early months of the rally, but by year-end higher-quality companies had moved into the spotlight.

Q How did the Fund perform against that background over the 12 months ended December 31, 2009?

A For the 12 months ended December 31, 2009, Pioneer Independence Fund's Class A shares had a total return of 43.06% at net asset value, while the Fund's benchmark, the Russell 1000 Growth Index (the Russell Index), returned 37.21%. Over the same period, the average return of the 810 funds in Lipper's Large Cap Growth category was 35.03%.

Q Which sector exposures or stocks most affected the Fund's performance during the 12-month period ended December 31, 2009, for better or worse?

A Throughout 2009, the Fund's performance results benefited from our decision to expand the portfolio's cyclical exposure in order to increase opportunities among companies whose fortunes are tied to economic cycles. The portfolio also benefited from being underweight compared to the Russell Index in the consumer staples sector, which was a laggard over the year. An overweight stake in the strong technology arena likewise drove Fund returns. Among consumer discretionary companies, strong individual holdings more than compensated for the Fund's under-representation in this upward-trending segment of the market. Financials contributed modestly to Fund returns, both in terms of weighting and individual stock choices. Industrials were an area of weakness; we were premature in overweighting the Fund in the sector, and our stock choices did not deliver as expected.


4     Pioneer Independence Fund | Annual Report | 12/31/09

   The Fund remains overweight among industrial issues, based on our expectations for increased activity. Health care was a minor detractor from the Fund's overall performance.

Q What were some of the best performers for the Fund during the 12-month period ended December 31, 2009?

A Freeport McMoRan, a leading miner of copper and gold, led all Fund holdings over the 12 months. We expanded the Fund's position in the company when the economic outlook appeared very bleak. After rebounding copper prices drove Freeport's shares sharply higher, we eliminated the Fund's position, recording sizeable gains. Apple Computer continued its stellar performance, as consumers embraced products like the iPhone, new iPod models and MacIntosh computers, despite the recession. We trimmed the Fund's position after Apple's shares rose high enough to have the company occupy a larger portion of the portfolio's assets than we're normally comfortable with for a single holding.

   With strengthening oil prices expected to produce greater demand for oil field services, shares of Weatherford International rebounded from the low levels at which we had built a significant Fund position. We have since taken profits in Weatherford. Transocean, a deepwater driller, also benefited from rising petroleum prices.

   BE Aerospace, which makes cabin interiors for commercial and civilian aircraft, also rose. Our faith in the economic recovery motivated us to purchase shares in BE when the price was depressed, and we took profits when prices moved up in anticipation of better business conditions. ON Semiconductor, which makes a range of semiconductors for autos and other industrial applications, was a strong contributor to Fund returns from the technology sector. ON's shares were beaten down during the depths of the recession. A restructuring is now under way at the company that is aimed at giving it greater operational leverage. ON seems to enjoy strong cash flows and substantial potential for expanding earnings amid the strong cyclical upswing now underway in the semiconductor industry.

Q What were the biggest disappointments for the Fund during the 12 months ended December 31, 2009?

A Our decision to expand the Fund's airline holdings was briefly successful coming into 2009. But as the recession deepened, airline stocks sank due to heavy debt burdens and the specter of bankruptcies. We booked losses in the sector, rather than run further risk for the portfolio; unfortunately, a later rebound in airline stocks did not benefit the Fund. Investors moved away from defensive Fund holdings like Gilead Sciences, a leader in developing treatments for HIV, which trailed despite its good operating results. We cut back the Fund's position in order to invest in more cyclical areas. Boeing


                      Pioneer Independence Fund | Annual Report | 12/31/09     5
   was another detractor from the Fund's performance, as its 787 aircraft faced repeated production delays. We sold Boeing from the portfolio, incurring moderate losses. Resort casino operator Las Vegas Sands' stock price slid after we purchased it late in the year. We believe the company may sell shares to pay down debt, and then restart its construction program.

Q  What is your outlook for the months ahead?

A There is still a lot of skepticism about the vigor of the recovery and its likely duration. In our opinion, the economic rebound remains intact, but its pace may slow as 2010 plays out. Equity valuations in general remain below historical levels, particularly for this stage of an economic cycle. The exhaustion of Federal stimulus money is one potential headwind. Another is the massive Federal deficit that is likely to force tax increases. Our hope is that the economy will have recovered enough steam to be able to counteract those negatives.

   We believe most investors are underestimating the potential of U.S. companies to increase earnings, given that they cut expenses so sharply and quickly during the recession. Productivity growth has been very significant and any sign of demand growth should have a huge impact over the next 12 months. Inventories, depleted during the recession, need to be restocked, which should further boost production. Unemployment may soon shrink more than consensus forecasts, and we believe the rebound will be stronger than generally expected, with corporate earnings, often a precursor of higher stock prices, following suit.


Please refer to the Schedule of Investments on pages 15-21 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes.


6     Pioneer Independence Fund | Annual Report | 12/31/09

Portfolio Summary | 12/31/09

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[The following data was represented as a pie chart in the printed material]

U.S. Common Stocks                                       90.1%
Temporary Cash Investments                                7.9%
Depositary Receipts for International Stocks              1.7%
Preferred Stock                                           0.3%


Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


[The following data was represented as a pie chart in the printed material]

Information Technology                                   34.7%
Health Care                                              17.3%
Industrials                                              13.9%
Consumer Staples                                          9.6%
Financials                                                8.3%
Energy                                                    7.4%
Consumer Discretionary                                    7.1%
Materials                                                 1.7%


10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Apple, Inc.                       4.94%
--------------------------------------------------------------------------------
    2.    Microsoft Corp.                   4.79
--------------------------------------------------------------------------------
    3.    Bristol-Myers Squibb Co.          4.24
--------------------------------------------------------------------------------
    4.    Intel Corp.                       4.04
--------------------------------------------------------------------------------
    5.    EMC Corp.                         3.95
--------------------------------------------------------------------------------
    6.    United Technologies Corp.         3.63
--------------------------------------------------------------------------------
    7.    CVS/Caremark Corp.                3.49
--------------------------------------------------------------------------------
    8.    Colgate-Palmolive Co.             3.49
--------------------------------------------------------------------------------
    9.    Texas Instruments, Inc.           3.05
--------------------------------------------------------------------------------
   10.    General Electric Co.              2.49
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                      Pioneer Independence Fund | Annual Report | 12/31/09     7

Prices and Distributions | 12/31/09

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class          12/31/09           12/31/08
--------------------------------------------------------------------------------
          A*            $ 9.82             $ 6.87
--------------------------------------------------------------------------------
          B             $ 9.68             $ 6.83
--------------------------------------------------------------------------------
          C             $ 9.53             $ 6.73
--------------------------------------------------------------------------------
          Y             $ 9.84             $ 6.87
--------------------------------------------------------------------------------


Distributions per Share: 1/1/09-12/31/09
--------------------------------------------------------------------------------

              Net Investment      Short-Term        Long-Term
    Class        Income          Capital Gains     Capital Gains
       A        $ 0.0080             $ --              $ --
--------------------------------------------------------------------------------
       B        $   --               $ --              $ --
--------------------------------------------------------------------------------
       C        $   --               $ --              $ --
--------------------------------------------------------------------------------
       Y        $ 0.0166             $ --              $ --
--------------------------------------------------------------------------------


Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 9-12.

* Formerly designated Class P shares, which were redesignated as Class A shares on June 26, 2007.

8     Pioneer Independence Fund | Annual Report | 12/31/09

Performance Update | 12/31/09                                    Class A* Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Independence Fund at public offering price, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of December 31, 2009)
--------------------------------------------------------------------------------
                                   Net Asset       Public Offering
Period                             Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
10 Years                            1.22%           0.62%
5 Years                             0.06           -1.11
1 Year                             43.06           34.63
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2009)
--------------------------------------------------------------------------------
                                   Gross           Net
--------------------------------------------------------------------------------
                                    1.55%           1.25%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                    Pioneer         Russell 1000
                  Independence         Growth
                      Fund             Index
12/99                 9,425           10,000
12/01                 9,588            6,173
12/03                 9,684            5,776
12/05                11,623            6,463
12/07                14,533            7,883
12/09                10,639            6,658


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

* Formerly designated Class P shares, which were redesignated as Class A shares on June 26, 2007.

                      Pioneer Independence Fund | Annual Report | 12/31/09     9

Performance Update | 12/31/09                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Independence Fund, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of December 31, 2009)
--------------------------------------------------------------------------------
                                   If              If
Period                             Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(12/7/07)                          -14.99%         -16.24%
1 Year                              41.73           37.73
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2009)
--------------------------------------------------------------------------------
                                   Gross           Net
--------------------------------------------------------------------------------
                                   2.71%           2.15%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                    Pioneer         Russell 1000
                  Independence         Growth
                      Fund             Index
12/07                10,000           10,000
12/08                 5,071            6,156
12/09                 6,971            8,447


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/11, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.


10     Pioneer Independence Fund | Annual Report | 12/31/09

Performance Update | 12/31/09                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Independence Fund, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of December 31, 2009)
--------------------------------------------------------------------------------
                                   If              If
Period                             Held            Redeemed
--------------------------------------------------------------------------------
Life-of-Class
(3/10/06)                          -4.10%          -4.10%
1 Year                             41.60           41.60
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2009)
--------------------------------------------------------------------------------
                                   Gross           Net
--------------------------------------------------------------------------------
                                   2.25%           2.15%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                    Pioneer         Russell 1000
                  Independence         Growth
                      Fund             Index
3/06                 10,000           10,000
12/06                10,524           10,580
12/07                11,771           11,830
12/08                 5,974            7,283
12/09                 8,460            9,993

Index comparison begins 3/31/06.


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The net expense ratio reflects contractual expense limitations currently in effect through 5/1/11, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.


                     Pioneer Independence Fund | Annual Report | 12/31/09     11

Performance Update | 12/31/09                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Independence Fund, compared to that of the Russell 1000 Growth Index.


Average Annual Total Returns
(As of December 31, 2009)
--------------------------------------------------------------------------------
                                   If              If
Period                             Held            Redeemed
--------------------------------------------------------------------------------
10 Years                            1.37%           1.37%
5 Years                             0.36            0.36
1 Year                             43.48           43.48
--------------------------------------------------------------------------------


Expense Ratio
(Per prospectus dated May 1, 2009)
--------------------------------------------------------------------------------
                                   Gross           Net
--------------------------------------------------------------------------------
                                    1.01%           1.01%
--------------------------------------------------------------------------------


[The following data was represented as a mountain chart in the printed material]

Value of $10,000 Investment

                    Pioneer         Russell 1000
                  Independence         Growth
                      Fund             Index
12/99                10,000           10,000
12/01                10,170            6,173
12/03                10,272            5,776
12/05                12,329            6,463
12/07                15,515            7,883
12/09                11,456            6,658


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for periods prior to the inception of Class Y shares on March 10, 2006, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y, the performance for the Class Y shares prior to their inception would have been higher than that shown. Class Y shares are not subject to sales charges and are available for limited groups of investors, including institutional investors.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers, Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12     Pioneer Independence Fund | Annual Report | 12/31/09

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Independence Fund

Based on actual returns from July 1, 2009 through December 31, 2009.


---------------------------------------------------------------------------------------
Actual Share Class            A                B                C                Y
---------------------------------------------------------------------------------------
 Beginning Account        $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/01/09
---------------------------------------------------------------------------------------
 Ending Account           $ 1,214.84       $ 1,210.02       $ 1,210.88       $ 1,219.96
 Value on 12/31/09
---------------------------------------------------------------------------------------
 Expenses Paid            $     6.98       $    11.98       $    11.98       $     5.09
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15% and 0.91% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


                     Pioneer Independence Fund | Annual Report | 12/31/09     13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Independence Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from July 1, 2009 through December 31, 2009.


---------------------------------------------------------------------------------------
 Hypothetical Share Class     A                B                C                Y
---------------------------------------------------------------------------------------
 Beginning Account        $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 7/01/09
---------------------------------------------------------------------------------------
 Ending Account           $ 1,018.90       $ 1,014.37       $ 1,014.37       $ 1,020.62
 Value on 12/31/09
---------------------------------------------------------------------------------------
 Expenses Paid            $     6.36       $    10.92       $    10.92       $     4.63
 During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15% and 0.91% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).


14     Pioneer Independence Fund | Annual Report | 12/31/09

Schedule of Investments | 12/31/09


----------------------------------------------------------------------
 Shares                                                     Value
----------------------------------------------------------------------
               PREFERRED STOCK -- 0.4%
               DIVERSIFIED FINANCIALS -- 0.4%
               Diversified Financial Services -- 0.4%
  186,953      Bank of America Corp., 0.0%, 12/31/99      $  2,808,034
----------------------------------------------------------------------
               TOTAL PREFERRED STOCK
               (Cost $2,804,295)                          $  2,808,034
----------------------------------------------------------------------
               COMMON STOCKS -- 99.6%
               ENERGY -- 7.4%
               Integrated Oil & Gas -- 2.3%
  238,008      Hess Corp.                                 $ 14,399,484
   79,800      Petrobras Brasileiro SA de CV (A.D.R.)        3,382,722
                                                          ------------
                                                          $ 17,782,206
----------------------------------------------------------------------
               Oil & Gas Drilling -- 1.1%
  106,000      Transocean, Ltd.*                          $  8,776,800
----------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 1.2%
  217,260      National-Oilwell Varco, Inc.               $  9,578,993
----------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 2.8%
  192,040      Devon Energy Corp.                         $ 14,114,940
  146,600      Southwestern Energy Co.*                      7,066,120
                                                          ------------
                                                          $ 21,181,060
                                                          ------------
               Total Energy                               $ 57,319,059
----------------------------------------------------------------------
               MATERIALS -- 1.7%
               Gold -- 0.5%
   77,300      Newmont Mining Corp.                       $  3,657,063
----------------------------------------------------------------------
               Industrial Gases -- 1.2%
  117,700      Praxair, Inc.                              $  9,452,487
                                                          ------------
               Total Materials                            $ 13,109,550
----------------------------------------------------------------------
               CAPITAL GOODS -- 11.1%
               Aerospace & Defense -- 4.6%
   63,700      Precision Castparts Corp.                  $  7,029,295
  404,340      United Technologies Corp.                    28,065,239
                                                          ------------
                                                          $ 35,094,534
----------------------------------------------------------------------
               Industrial Conglomerates -- 4.9%
  225,200      3M Co.                                     $ 18,617,284
1,274,200      General Electric Co.                         19,278,646
                                                          ------------
                                                          $ 37,895,930
----------------------------------------------------------------------
               Industrial Machinery -- 1.6%
  352,200      Ingersoll-Rand Plc (b)                     $ 12,587,628
                                                          ------------
               Total Capital Goods                        $ 85,578,092
----------------------------------------------------------------------
               TRANSPORTATION -- 2.8%
               Air Freight & Couriers -- 1.4%
  133,300      FedEx Corp.                                $ 11,123,885
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Independence Fund | Annual Report | 12/31/09     15

--------------------------------------------------------------------
 Shares                                                   Value
--------------------------------------------------------------------
                Marine -- 1.4%
  1,799,200     Dryships, Inc.* (b)                     $ 10,471,344
                                                        ------------
                Total Transportation                    $ 21,595,229
--------------------------------------------------------------------
                CONSUMER SERVICES -- 1.5%
                Casinos & Gaming -- 1.5%
    798,990     Las Vegas Sands Corp.* (b)              $ 11,936,911
                                                        ------------
                Total Consumer Services                 $ 11,936,911
--------------------------------------------------------------------
                MEDIA -- 2.0%
                Publishing -- 2.0%
  1,038,200     Gannett Co. (b)                         $ 15,417,270
                                                        ------------
                Total Media                             $ 15,417,270
--------------------------------------------------------------------
                RETAILING -- 3.6%
                Computer & Electronics Retail -- 0.8%
    162,000     Best Buy Co., Inc. (b)                  $  6,392,520
--------------------------------------------------------------------
                Home Improvement Retail -- 1.3%
    415,000     Lowe's Companies, Inc.                  $  9,706,850
--------------------------------------------------------------------
                Internet Retail -- 1.5%
     87,400     Amazon.com, Inc.*                       $ 11,757,048
                                                        ------------
                Total Retailing                         $ 27,856,418
--------------------------------------------------------------------
                FOOD & DRUG RETAILING -- 3.5%
                Drug Retail -- 3.5%
    837,720     CVS/Caremark Corp.                      $ 26,982,961
                                                        ------------
                Total Food & Drug Retailing             $ 26,982,961
--------------------------------------------------------------------
                FOOD, BEVERAGE & TOBACCO -- 2.7%
                Brewers -- 0.5%
     65,505     Anheuser-Busch InBev NV*                $  3,408,225
--------------------------------------------------------------------
                Packaged Foods & Meats -- 0.3%
     45,000     Nestle SA (A.D.R.)                      $  2,175,750
--------------------------------------------------------------------
                Soft Drinks -- 1.9%
    262,100     Coca-Cola Co.                           $ 14,939,700
                                                        ------------
                Total Food, Beverage & Tobacco          $ 20,523,675
--------------------------------------------------------------------
                HOUSEHOLD & PERSONAL PRODUCTS -- 3.4%
                Household Products -- 3.4%
    328,400     Colgate-Palmolive Co.                   $ 26,978,060
                                                        ------------
                Total Household & Personal Products     $ 26,978,060
--------------------------------------------------------------------
                HEALTH CARE EQUIPMENT & SERVICES -- 4.4%
                Health Care Equipment -- 2.8%
    442,242     Insulet Corp.* (b)                      $  6,315,216
    301,000     St. Jude Medical, Inc.*                   11,070,780
     14,460     Surgical Intuitive, Inc.* (b)              4,386,007
                                                        ------------
                                                        $ 21,772,003
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Independence Fund | Annual Report | 12/31/09

----------------------------------------------------------------------
 Shares                                                     Value
----------------------------------------------------------------------
               Health Care Services -- 0.4%
  111,500      Omnicare, Inc.                             $  2,696,070
----------------------------------------------------------------------
               Managed Health Care -- 1.2%
  306,100      United Healthcare Group, Inc.              $  9,329,928
                                                          ------------
               Total Health Care Equipment & Services     $ 33,798,001
----------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 12.9%
               Biotechnology -- 4.8%
   62,600      Alexion Pharmaceuticals, Inc.*             $  3,056,132
  423,320      Gilead Sciences, Inc.*                       18,321,290
  365,300      Vertex Pharmaceuticals, Inc.* (b)            15,653,105
                                                          ------------
                                                          $ 37,030,527
----------------------------------------------------------------------
               Pharmaceuticals -- 8.1%
  302,000      Allergan, Inc.                             $ 19,029,020
1,297,460      Bristol-Myers Squibb Co. (b)                 32,760,865
1,130,380      Cardiome Pharma Corp.*                        5,030,191
  308,000      Pfizer, Inc.                                  5,602,520
                                                          ------------
                                                          $ 62,422,596
                                                          ------------
               Total Pharmaceuticals & Biotechnology      $ 99,453,123
----------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 5.1%
               Asset Management & Custody Banks -- 2.2%
   21,900      Blackrock, Inc. (b)                        $  5,085,180
  279,600      State Street Corp.                           12,173,784
                                                          ------------
                                                          $ 17,258,964
----------------------------------------------------------------------
               Consumer Finance -- 2.0%
  382,079      American Express Co.                       $ 15,481,841
----------------------------------------------------------------------
               Diversified Financial Services -- 0.9%
  119,562      Bank of America Corp.                      $  1,800,604
  129,900      J.P. Morgan Chase & Co.                       5,412,933
                                                          ------------
                                                          $  7,213,537
                                                          ------------
               Total Diversified Financials               $ 39,954,342
----------------------------------------------------------------------
               INSURANCE -- 2.8%
               Multi-Line Insurance -- 1.5%
  313,500      Loews Corp.                                $ 11,395,725
----------------------------------------------------------------------
               Property & Casualty Insurance -- 1.3%
  464,300      Assured Guaranty, Ltd.                     $ 10,103,168
                                                          ------------
               Total Insurance                            $ 21,498,893
----------------------------------------------------------------------
               SOFTWARE & SERVICES -- 10.3%
               Application Software -- 1.3%
1,073,300      TIBCO Software, Inc.*                      $ 10,335,879
----------------------------------------------------------------------
               Data Processing & Outsourced Services -- 1.6%
   48,140      MasterCard, Inc. (b)                       $ 12,322,877
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Independence Fund | Annual Report | 12/31/09     17

------------------------------------------------------------------------------
 Shares                                                             Value
------------------------------------------------------------------------------
              Systems Software -- 7.4%
   93,880     McAfee, Inc.* (b)                                   $  3,808,712
1,214,100     Microsoft Corp.                                       37,017,909
  653,550     Oracle Corp.                                          16,038,117
                                                                  ------------
                                                                  $ 56,864,738
                                                                  ------------
              Total Software & Services                           $ 79,523,494
------------------------------------------------------------------------------
              TECHNOLOGY HARDWARE & EQUIPMENT -- 14.1%
              Communications Equipment -- 4.1%
1,863,000     Brocade Communications Systems, Inc.*               $ 14,214,690
2,257,500     Motorola, Inc.                                        17,518,200
                                                                  ------------
                                                                  $ 31,732,890
------------------------------------------------------------------------------
              Computer Hardware -- 4.9%
  181,200     Apple, Inc.*                                        $ 38,207,832
------------------------------------------------------------------------------
              Computer Storage & Peripherals -- 5.1%
1,747,800     EMC Corp.*                                          $ 30,534,066
  199,800     Western Digital Corp.*                                 8,821,170
                                                                  ------------
                                                                  $ 39,355,236
                                                                  ------------
              Total Technology Hardware & Equipment               $109,295,958
------------------------------------------------------------------------------
              SEMICONDUCTORS -- 10.3%
  106,300     Broadcom Corp.* (b)                                 $  3,343,135
1,529,300     Intel Corp.                                           31,197,720
1,867,660     ON Semiconductor Corp.* (b)                           16,454,085
  429,601     Taiwan Semiconductor Manufacturing Co. (A.D.R.)        4,914,635
  905,700     Texas Instruments, Inc.                               23,602,542
                                                                  ------------
                                                                  $ 79,512,117
                                                                  ------------
              Total Semiconductors                                $ 79,512,117
------------------------------------------------------------------------------
              TOTAL COMMON STOCKS
              (Cost $676,151,675)                                 $770,333,153
------------------------------------------------------------------------------


--------------------------------------------------------------------------
Principal
Amount
--------------------------------------------------------------------------
                 TEMPORARY CASH INVESTMENTS -- 8.5%
                 SECURITIES LENDING COLLATERAL -- 8.5% (c)
                 Certificates of Deposit:
$ 1,950,106      Bank of Nova Scotia, 0.19%, 2/17/10          $  1,950,106
  1,950,106      DnB NOR Bank ASA NY, 0.2%, 2/17/10              1,950,106
    709,904      Nordea Bank Finland, 0.19%, 1/28/10               709,904
  1,772,867      Svenska NY, 0.20%, 3/30/10                      1,772,867
  2,127,388      Rabobank Nederland NY, 0.19%, 3/2/10            2,127,388
    190,158      Westpac Banking NY, 1.35%, 3/19/10                190,158
  1,772,823      Societe Generale, 0.21%, 3/4/10                 1,772,823
  1,950,106      CBA Financial, 0.27%, 1/3/11                    1,950,106

The accompanying notes are an integral part of these financial statements.

18     Pioneer Independence Fund | Annual Report | 12/31/09

----------------------------------------------------------------------
Principal
Amount                                                      Value
----------------------------------------------------------------------
               Certificates of Deposit -- (continued):
$ 539,985      BNP Paribas, 0.78%, 6/4/10                 $    539,985
1,259,423      Wachovia Bank NA, 1.17%, 5/14/10              1,259,423
                                                          ------------
                                                          $ 14,222,866
----------------------------------------------------------------------
               Commercial Paper:
1,417,420      BBVA London, 0.28%, 3/18/10                $  1,417,420
  380,474      US Bancorp, 0.26%, 5/6/10                       380,474
  357,099      American Honda Finance, 0.22%, 2/5/10           357,099
  532,316      GE Capital Corp., 0.45%, 8/20/10                532,316
  191,916      GE Capital Corp., 0.38%, 10/21/10               191,916
  193,200      GE Capital Corp., 0.34%, 10/6/10                193,200
1,417,833      HND AF, 0.18%, 3/2/10                         1,417,833
1,949,575      HSBC, 0.20%, 2/19/10                          1,949,575
  197,743      John Deer Capital Corp., 0.36%, 7/6/10          197,743
1,501,607      JPMorgan Chase & Co., 0.57%, 9/24/10          1,501,607
1,772,222      NABPP, 0.19%, 3/8/10                          1,772,222
1,381,765      PARFIN, 0.25%, 4/19/10                        1,381,765
1,772,104      Cafco, 0.20%, 3/15/10                         1,772,104
1,949,491      Char FD, 0.18%, 3/5/10                        1,949,491
1,771,026      WSTPAC, 0.25%, 5/27/10                        1,771,026
1,063,304      Ciesco, 0.20%, 3/8/10                         1,063,304
  886,175      Ciesco, 0.20%, 2/18/10                          886,175
1,772,472      Fasco, 0.17%, 2/12/10                         1,772,472
  887,661      Kithaw, 0.21%, 3/2/10                           887,661
  909,297      Kithaw, 0.20%, 2/23/10                          909,297
1,217,412      Old LLC, 0.19%, 3/17/10                       1,217,412
  497,125      Old LLC, 0.18%, 2/17/10                         497,125
  605,219      Ranger, 0.20%, 3/12/10                          605,219
  602,655      SRCPP, 0.19%, 2/3/10                            602,655
1,240,714      SRCPP, 0.19%, 2/10/10                         1,240,714
  531,386      TB LLC, 0.19%, 2/8/10                           531,386
  974,516      TB LLC, 0.20%, 3/5/10                           974,516
  354,744      TB LLC, 0.10%, 2/9/10                           354,744
2,022,836      Bank of America, 0.87%, 5/12/10               2,022,836
  354,616      BBVA Senior US, 0.30%, 3/12/10                  354,616
2,010,413      Santander, 0.33%, 7/23/10                     2,010,413
  708,870      WFC, 0.49%, 8/20/10                             708,870
                                                          ------------
                                                          $ 33,425,206
----------------------------------------------------------------------
               Tri-party Repurchase Agreements:
7,091,294      Deutsche Bank, 0.01%, 1/4/10               $  7,091,294
3,545,647      JPMorgan, 0.0%, 1/4/10                        3,545,647
4,790,346      Barclays Capital Markets, 0.0%, 1/4/10        4,790,346
                                                          ------------
                                                          $ 15,427,287
----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Independence Fund | Annual Report | 12/31/09     19

------------------------------------------------------------------------
 Shares                                                       Value
------------------------------------------------------------------------
                Money Market Mutual Funds:
  1,418,259     Dreyfus Preferred Money Market Fund         $  1,418,257
  1,418,259     Blackrock Liquidity Temporary Cash Fund        1,418,259
                                                            ------------
                                                            $  2,836,516
                                                            ------------
                Total Securities Lending Collateral         $ 65,911,875
------------------------------------------------------------------------
                TOTAL TEMPORARY CASH INVESTMENTS
                (Cost $65,911,875)                          $ 65,911,875
------------------------------------------------------------------------
                TOTAL INVESTMENT IN SECURITIES -- 108.5%
                (Cost $744,867,845) (a)                     $839,053,062
------------------------------------------------------------------------
                OTHER ASSETS AND LIABILITIES -- (8.5)%      $(65,857,458)
                                                            ------------
                TOTAL NET ASSETS -- 100.0%                  $773,195,604
========================================================================

(A.D.R.) American Depositary Receipt.

*        Non-income producing security.

(a) At December 31, 2009, the net unrealized gain on investments based on cost for federal income tax purposes of $753,239,155 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $103,880,374
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (18,066,467)
                                                                                   ------------
       Net unrealized gain                                                         $ 85,813,907
                                                                                   ============

(b)      At December 31, 2009, the following securities were out on loan:


--------------------------------------------------------------
    Shares         Description                       Value
--------------------------------------------------------------
      49,500     Best Buy Co., Inc.                $ 1,953,270
       3,300     Blackrock, Inc.                       766,260
     175,300     Bristol-Myers Squibb Co.            4,426,325
      80,000     Broadcom Corp.*                     2,516,000
     956,000     Dryships, Inc.*                     5,563,920
     801,600     Gannett Co.                        11,903,760
      21,000     Ingersoll-Rand Plc                    750,540
     427,000     Insulet Corp.*                      6,097,560
       8,000     Surgical Intuitive, Inc.*           2,426,560
     791,000     Las Vegas Sands Corp.*             11,817,540
      46,600     MasterCard, Inc.                   11,928,668
      54,500     McAfee, Inc.*                       2,211,065
      29,400     ON Semiconductor Corp.*               259,014
      18,300     Vertex Pharmaceuticals, Inc.*         784,155
--------------------------------------------------------------
                 Total                             $63,404,637
==============================================================


The accompanying notes are an integral part of these financial statements.

20     Pioneer Independence Fund | Annual Report | 12/31/09

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 2009 aggregated $702,977,275 and $725,187,732, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (including the Fund's own
               assumptions in determining fair value of investments)

The following is a summary of the inputs used as of December 31, 2009, in valuing the Fund's assets:


-------------------------------------------------------------------------------------------
                                 Level 1           Level 2         Level 3      Total
-------------------------------------------------------------------------------------------
 Preferred Stock                $  2,808,034      $        --         $--      $  2,808,034
 Common Stocks                   770,333,153               --          --       770,333,153
 Temporary Cash Investments               --       63,075,359          --        63,075,359
 Money Market Mutual Funds         2,836,516               --          --         2,836,516
-------------------------------------------------------------------------------------------
 Total                          $775,977,703      $63,075,359         $--      $839,053,062
===========================================================================================


The accompanying notes are an integral part of these financial statements.

                     Pioneer Independence Fund | Annual Report | 12/31/09     21

Statement of Assets and Liabilities | 12/31/09


ASSETS:
  Investment in securities (including securities loaned of $63,404,637)
   (cost $744,867,845)                                                     $  839,053,062
  Receivables --
   Investment securities sold                                                     967,318
   Fund shares sold                                                                91,534
   Dividends and foreign taxes withheld                                           679,940
   Due from Pioneer Investment Management, Inc.                                   130,236
  Other                                                                            66,539
----------------------------------------------------------------------------------------
     Total assets                                                          $  840,988,629
----------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                                 $      564,616
   Upon return of securities loaned                                            65,911,875
  Due to bank                                                                     904,520
  Due to affiliates                                                               344,011
  Accrued expenses                                                                 68,003
----------------------------------------------------------------------------------------
     Total liabilities                                                     $   67,793,025
----------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                          $1,089,470,315
  Undistributed net investment income                                              42,317
  Accumulated net realized loss on investments and written options           (410,502,245)
  Net unrealized gain on investments                                           94,185,217
----------------------------------------------------------------------------------------
     Total net assets                                                      $  773,195,604
----------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $718,155,798/73,134,845 shares)                        $         9.82
  Class B (based on $24,839,217/2,567,210 shares)                          $         9.68
  Class C (based on $20,926,473/2,196,462 shares)                          $         9.53
  Class Y (based on $9,274,116/942,299 shares)                             $         9.84
MAXIMUM OFFERING PRICE:
  Class A ($9.82 [divided by] 94.25%)                                      $        10.42
========================================================================================


The accompanying notes are an integral part of these financial statements.

22     Pioneer Independence Fund | Annual Report | 12/31/09

Statement of Operations

For the Year Ended 12/31/09


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $67,255)        $   7,872,828
  Interest and other income                                           9,348
  Income from securities loaned, net                                559,804
--------------------------------------------------------------------------------------------
     Total investment income                                                    $  8,441,980
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $   4,254,466
  Transfer agent fees
   Class A                                                        2,466,315
   Class B                                                          222,078
   Class C                                                           89,297
   Class Y                                                            1,273
  Distribution fees
   Class A                                                        1,486,655
   Class B                                                          226,883
   Class C                                                          188,306
  Shareholder communications expense                                 53,447
  Administrative reimbursements                                     227,067
  Custodian fees                                                     30,600
  Registration fees                                                  76,627
  Professional fees                                                  61,913
  Printing expense                                                   86,903
  Fees and expenses of nonaffiliated trustees                        46,303
  Miscellaneous                                                      45,801
--------------------------------------------------------------------------------------------
     Total expenses                                                             $  9,563,934
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                (1,069,753)
     Less fees paid indirectly                                                          (208)
--------------------------------------------------------------------------------------------
     Net expenses                                                               $  8,493,973
--------------------------------------------------------------------------------------------
       Net investment loss                                                      $    (51,993)
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OPTION CONTRACTS:
  Net realized gain (loss) on:
   Investments                                                $ (39,640,782)
   Class actions                                                  2,943,448
   Written options closed/expired                                 4,126,945     $(32,570,389)
--------------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                                  $269,917,179
--------------------------------------------------------------------------------------------
  Net gain on investments                                                       $237,346,790
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                          $237,294,797
============================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Independence Fund | Annual Report | 12/31/09     23

Statement of Changes in Net Assets

For the Years Ended 12/31/09 and 12/31/08, respectively


--------------------------------------------------------------------------------------------
                                                           Year Ended         Year Ended
                                                           12/31/09           12/31/08
--------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                               $    (51,993)      $    2,829,848
Net realized loss on investments and options contracts      (32,570,389)        (286,252,566)
Change in net unrealized gain (loss) on investments         269,917,179         (307,430,536)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                            $237,294,797       $ (590,853,254)
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.01 and $0.03 per share, respectively)       $   (586,837)      $   (1,927,544)
   Class Y ($0.02 and $0.06 per share, respectively)            (15,764)            (301,375)
--------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $   (602,601)      $   (2,228,919)
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 88,147,491       $  143,531,959
Reinvestment of distributions                                   579,944            2,156,893
Cost of shares repurchased                                 (122,270,927)        (194,642,628)
--------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                    $(33,543,492)      $  (48,953,776)
--------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                   $203,148,704       $ (642,035,949)
NET ASSETS:
Beginning of year                                           570,046,900        1,212,082,849
--------------------------------------------------------------------------------------------
End of year                                                $773,195,604       $  570,046,900
--------------------------------------------------------------------------------------------
Undistributed net investment income                        $     42,317       $      600,929
--------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

24     Pioneer Independence Fund | Annual Report | 12/31/09

---------------------------------------------------------------------------------------------------------
                                     '09 Shares         '09 Amount         '08 Shares        '08 Amount
---------------------------------------------------------------------------------------------------------
Class A
Shares sold                           9,946,335        $ 77,387,509        10,204,820       $ 103,918,623
Reinvestment of distributions            59,606             577,496           284,322           1,887,139
Less shares repurchased              (8,903,411)        (71,483,282)      (11,776,968)       (122,550,248)
---------------------------------------------------------------------------------------------------------
   Net increase (decrease)            1,102,530        $  6,481,723        (1,287,826)      $ (16,744,486)
=========================================================================================================
Class B
Shares sold                             344,756        $  2,675,211           476,247       $   4,787,381
Reinvestment of distributions                --                  --                --                  --
Less shares repurchased                (933,964)         (7,344,935)       (1,409,873)        (14,498,954)
---------------------------------------------------------------------------------------------------------
   Net decrease                        (589,208)       $ (4,669,724)         (933,626)      $  (9,711,573)
=========================================================================================================
Class C
Shares sold                             314,197        $  2,486,162           607,928       $   6,480,438
Reinvestment of distributions                --                  --                --                  --
Less shares repurchased                (865,214)         (6,492,933)       (1,475,134)        (14,804,078)
---------------------------------------------------------------------------------------------------------
   Net decrease                        (551,017)       $ (4,006,771)         (867,206)      $  (8,323,640)
=========================================================================================================
Class Y
Shares sold                             841,226        $  5,598,609         2,589,230       $  28,345,517
Reinvestment of distributions               252               2,448            40,748             269,754
Less shares repurchased              (4,969,940)        (36,949,777)       (6,508,220)        (42,789,348)
---------------------------------------------------------------------------------------------------------
   Net decrease                      (4,128,462)       $(31,348,720)       (3,878,242)      $ (14,174,077)
=========================================================================================================


The accompanying notes are an integral part of these financial statements.

                     Pioneer Independence Fund | Annual Report | 12/31/09     25

Financial Highlights

                                                                            Year         Year        Year       Year       Year
                                                                            Ended        Ended       Ended      Ended      Ended
                                                                            12/31/09     12/31/08    12/31/07   12/31/06   12/31/05
Class A*
Net asset value, beginning of period                                         $  6.87     $  13.48    $  12.85   $  12.63   $  12.16
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                      $   0.01(a)  $   0.03    $   0.01   $   0.01   $   0.01
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                         2.95        (6.61)       1.59       1.39       1.15
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                          $   2.96     $  (6.58)   $   1.60   $   1.40   $   1.16
Distributions to shareowners:
 Net investment income                                                         (0.01)       (0.03)      (0.01)     (0.01)     (0.01)
 Net realized gain                                                                --           --       (0.96)     (1.17)     (0.68)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                  $   2.95     $  (6.61)   $   0.63   $   0.22   $   0.47
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $   9.82     $   6.87    $  13.48   $  12.85   $  12.63
====================================================================================================================================
Total return**                                                                 43.06%      (48.83)%     12.69%     10.96%      9.59%
Ratio of net expenses to average net assets+                                    1.25%        1.26%       1.32%      1.50%      1.50%
Ratio of net investment income (loss) to average net assets+                    0.04%        0.33%       0.06%      0.12%      0.09%
Portfolio turnover rate                                                          111%         154%         84%        72%       100%
Net assets, end of period (in thousands)                                    $718,156     $495,187    $988,476   $495,745   $393,266
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                   1.39%        1.55%       1.37%      1.53%      1.53%
 Net investment income (loss)                                                  (0.11)%       0.04%       0.01%      0.09%      0.06%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                   1.25%        1.25%       1.30%      1.50%      1.50%
 Net investment income                                                          0.04%        0.34%       0.08%      0.12%      0.09%
====================================================================================================================================

*   Formerly Class P shares renamed Class A shares on June 26, 2007.
** Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+   Ratio with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the net investment loss on the Statement of Operations for the period due to the timing of sales and repurchases of shares.


The accompanying notes are an integral part of these financial statements.


26    Pioneer Independence Fund | Annual Report | 12/31/09

                                                      Year           Year
                                                      Ended          Ended              12/7/07
                                                      12/31/09       12/31/08           to 12/31/07 (a)
 Class B
 Net asset value, beginning of period                 $  6.83        $  13.47           $ 13.54
-----------------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                 $ (0.07)       $  (0.06)          $ (0.02)
  Net realized and unrealized gain (loss) on
    investments                                          2.92           (6.58)            (0.05)
-----------------------------------------------------------------------------------------------------
      Net increase (decrease) from investment
       operations                                     $  2.85        $  (6.64)          $ (0.07)
-----------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value           $  2.85        $  (6.64)          $ (0.07)
-----------------------------------------------------------------------------------------------------
 Net asset value, end of period                       $  9.68        $   6.83           $ 13.47
=====================================================================================================
 Total return*                                          41.73%         (49.29)%           (0.52)%(b)
 Ratio of net expenses to average net assets             2.15%           2.17%             2.84%**
 Ratio of net investment loss to average
  net assets                                            (0.86)%         (0.58)%           (2.54)%**
 Portfolio turnover rate                                  111%            154%               84%
 Net assets, end of period (in thousands)             $24,839        $ 21,558           $55,107
 Ratios with no waiver of fees and assumption of
  expenses by the Adviser and no reduction for
  fees paid indirectly:
  Net expenses                                           2.81%           2.71%             3.18%**
  Net investment loss                                   (1.52)%         (1.12)%           (2.88)%**
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                           2.15%           2.15%             2.15%**
  Net investment loss                                   (0.86)%         (0.56)%           (1.85)%**
=====================================================================================================

(a) Class B shares were first publicly offered on December 7, 2007.
(b) Not Annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.


The accompanying notes are an integral part of these financial statements.


                     Pioneer Independence Fund | Annual Report | 12/31/09     27

                                                 Year         Year          Year
                                                 Ended        Ended         Ended         3/10/06 (a)
                                                 12/31/09     12/31/08      12/31/07      to 12/31/06 (b)
 Class C
 Net asset value, beginning of period            $  6.73      $  13.26      $ 12.74       $13.17
------------------------------------------------------------------------------------------------------
 Increase (decrease) from investment
  operations:
  Net investment loss                            $ (0.07)     $  (0.07)     $ (0.02)      $   --(c)
  Net realized and unrealized gain (loss) on
    investments                                     2.87         (6.46)        1.50         0.81
------------------------------------------------------------------------------------------------------
      Net increase (decrease) from
       investment operations                     $  2.80      $  (6.53)     $  1.48       $ 0.81
 Distributions to shareowners:
  Net investment income                               --            --           --        (0.07)
  Net realized gain                                   --            --        (0.96)       (1.17)
------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value      $  2.80      $  (6.53)     $  0.52       $(0.43)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                  $  9.53      $   6.73      $ 13.26       $12.74
======================================================================================================
 Total return*                                     41.60%       (49.25)%      11.85%        6.04%(d)
 Ratio of net expenses to average net assets        2.15%         2.16%        2.03%        2.08%**
 Ratio of net investment loss to average
  net assets                                       (0.86)%       (0.57)%      (0.98)%      (1.05)%**
 Portfolio turnover rate                             111%          154%          84%          72%
 Net assets, end of period (in thousands)        $20,926      $ 18,479      $47,916       $  901
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Net expenses                                      2.48%         2.25%        2.03%        2.08%**
  Net investment loss                              (1.19)%       (0.66)%      (0.98)%      (1.05)%**
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                      2.15%         2.15%        1.97%        2.08%**
  Net investment loss                              (0.86)%       (0.56)%      (0.92)%      (1.05)%**
======================================================================================================

(a) Class C shares were first publicly offered on March 10, 2006.
(b) Net investment income and distribution per share amounts have been calculated using different methods.
(c) Amount rounds to less than one cent per share.
(d) Not Annualized.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period and no sales charges.
    Total return would be reduced if sales charges were taken into account. ** Annualized.


28     Pioneer Independence Fund | Annual Report | 12/31/09

                                                  Year           Year         Year
                                                  Ended          Ended        Ended        3/10/06 (a)
                                                  12/31/09       12/31/08     12/31/07     to 12/31/06 (b)
 Class Y
 Net asset value, beginning of period              $ 6.87        $ 13.47      $  12.85        $13.17
----------------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                            $ 0.11(d)     $  0.14      $   0.03        $ 0.03
  Net realized and unrealized gain (loss) on
    investments                                      2.88          (6.68)         1.63          0.86
----------------------------------------------------------------------------------------------------------
      Net increase (decrease) from
       investment operations                       $ 2.99        $ (6.54)     $   1.66        $ 0.89
 Distributions to shareowners:
  Net investment income                             (0.02)         (0.06)        (0.08)        (0.04)
  Net realized gain                                    --             --         (0.96)        (1.17)
----------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value        $ 2.97        $ (6.60)     $   0.62        $(0.32)
----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                    $ 9.84        $  6.87      $  13.47        $12.85
==========================================================================================================
 Total return*                                      43.48%        (48.54)%       13.15%         6.74%(c)
 Ratio of net expenses to average net assets         0.91%          0.85%         0.81%         1.29%**
 Ratio of net investment income to average
  net assets                                         0.41%          0.74%         0.53%         0.26%**
 Portfolio turnover rate                              111%           154%           84%           72%
 Net assets, end of period (in thousands)          $9,274        $34,822      $120,584        $   10
 Ratios with no waiver of fees and
  assumption of expenses by the Adviser
  and no reduction for fees paid indirectly:
  Net expenses                                       0.91%          0.85%         0.81%         1.29%**
  Net investment income                              0.41%          0.74%         0.53%         0.26%**
 Ratios with waiver of fees and assumption of
  expenses by the Adviser and reduction for
  fees paid indirectly:
  Net expenses                                       0.91%          0.85%         0.81%         1.29%**
  Net investment income                              0.41%          0.74%         0.53%         0.26%**
==========================================================================================================

(a) Class Y shares were first publicly offered on March 10, 2006.
(b) Net investment income and distribution per share amounts have been calculated using the average share method.
(c) Not Annualized.
(d) The amount shown for a share outstanding does not correspond with the net investment loss on the Statement of Operations for the period due to the timing of sales and repurchases of shares.
* Assumes initial investment at net asset value at the beginning of the period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of the period.


The accompanying notes are an integral part of these financial statements.


                     Pioneer Independence Fund | Annual Report | 12/31/09     29

Notes to Financial Statements | 12/31/09

1. Organization and Significant Accounting Policies

Pioneer Independence Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders my exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y. Class B shares convert to Class A shares approximately eight years after the date of purchase.

At times, the Fund's investments may represent industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts


30     Pioneer Independence Fund | Annual Report | 12/31/09
of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At December 31, 2009, there were no securities that were valued using fair value methods. Inputs used in the valuation of a security using fair value methods include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


                     Pioneer Independence Fund | Annual Report | 12/31/09     31

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At December 31, 2009, the Fund had a net capital loss carryforward of $402,088,618, of which the following amounts will expire between 2010 and 2017 if not utilized; $90,748,184 in 2010, $191,908,337 in 2016 and
   $119,432,097 in 2017.

   At December 31, 2009, the Fund has reclassified $95,982 to increase undistributed net investment income, $31,102,645 to decrease accumulated net realized loss on investments and written options and $31,198,627 to decrease paid-in capital, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended December 31, 2009 and December 31, 2008 were as follows:

                                                   2009                     2008
   Distributions paid from:
   Ordinary income                             $602,601               $2,228,919
   Long-term capital gain                            --                       --
--------------------------------------------------------------------------------
     Total                                     $602,601               $2,228,919
--------------------------------------------------------------------------------

   The following shows the components of distributable earnings on a federal income tax basis at December 31, 2009:

                                                                            2009
   Distributable earnings:
   Capital loss carryforward                                      $ (402,088,618)
   Unrealized appreciation                                            85,813,907
--------------------------------------------------------------------------------
     Total                                                        $ (316,274,711)
--------------------------------------------------------------------------------


32     Pioneer Independence Fund | Annual Report | 12/31/09

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and tax basis adjustments on partnerships.


C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $33,031 in underwriting commissions on the sale of Class A shares during the year ended December 31, 2009.


D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the fiscal year, the Fund recognized gains of $2,943,448 in settlement of class action lawsuits from several different companies, as reflected on the Statement of Operations.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares do not pay distribution fees (see Note 4). All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


                     Pioneer Independence Fund | Annual Report | 12/31/09     33

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of the next business day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


G. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates. Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price on those securities but are included with the net realized and unrealized gain or loss on investments.


H. Option Writing

   The funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earning or protect against changes in the value of portfolio securities. The funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium


34     Pioneer Independence Fund | Annual Report | 12/31/09
   received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

   Transactions in written options for the year ended December 31, 2009 are summarized as follows:


                                                      Number of       Premiums
                                                      Contracts       Received
   Options outstanding at beginning of period              --       $       --
   Options opened                                      70,025        8,702,299
   Option exercised                                   (18,231)      (3,081,695)
   Options closed                                     (17,899)      (2,696,027)
   Options expired                                    (33,895)      (2,924,577)
--------------------------------------------------------------------------------
   Options outstanding at end of period                    --       $       --
================================================================================

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Class Y shares do not have an expense limitation. These expense limitations are in effect through May 1, 2012 for Class A shares and through May 1, 2011 for Class B and Class C shares. There can be no assurance that PIM will extend the expense limitations beyond these dates.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due from Affiliates" reflected on the Statement of Assets and Liabilities is $21,037 in management fees, administrative fees and certain other reimbursements payable to PIM at December 31, 2009.


                     Pioneer Independence Fund | Annual Report | 12/31/09     35

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended December 31, 2009, such out of pocket expenses by class of shares were as follows:


Shareholder Communications:
 Class A                                                               $ (46,816)
 Class B                                                                  20,596
 Class C                                                                  49,689
 Class Y                                                                  29,978
--------------------------------------------------------------------------------
    Total                                                              $  53,447
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $316,733 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at December 31, 2009.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,241 in distribution fees payable to PFD at December 31, 2009.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00% based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class Y Shares. Shares purchased as part of an exchange remain


36     Pioneer Independence Fund | Annual Report | 12/31/09
subject to any CDSC that applied to the original purchase of those shares. Proceeds from the CDSCs are paid to PFD. For the year ended December 31, 2009 CDSCs in the amount of $43,043 were paid to PFD.


5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction of the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended December 31, 2009, the Fund's expenses were reduced by $208 under such arrangements.


6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended December 31, 2009, the Fund had no borrowings under this agreement.


7. Additional Disclosures about Derivative Instruments and
Hedging Activities

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2009 was as follows:


                                                                                  Change in
Derivatives Not Accounted                                      Realized           Unrealized
for as Hedging Instruments      Location of                    Gain or (Loss)     Gain or (Loss)
under Accounting Standards      Gain or (Loss)                 on Derivatives     on Derivatives
Codification (ASC) 815          On Derivatives                 Recognized         Recognized
(formerly FASB Statement 133)   Recognized in Income           in Income          in Income
Equity Contracts -- Options     Net realized gain on written   $ 4,126,945           --
                                options closed/expired

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all subsequent events and transactions for potential recognition or disclosure through February 22, 2010, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


                     Pioneer Independence Fund | Annual Report | 12/31/09     37

Report of Independent Registered Public Accounting Firm


To the Board of Trustees and Shareowners of
Pioneer Independence Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Independence Fund (the "Fund"), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Independence Fund at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                            /s/Ernst & Young LLP


Boston, Massachusetts
February 22, 2010


38     Pioneer Independence Fund | Annual Report | 12/31/09

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Independence Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2009 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2009, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in August 2009. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM in September 2009, and materials were provided in response to this request. Meetings of the independent Trustees of the Fund were held in July, September, October, and November, 2009 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 10, 2009, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.


                     Pioneer Independence Fund | Annual Report | 12/31/09     39

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the third quintile of its Morningstar category for the one year period ended June 30, 2009, in the fifth quintile of its Morningstar category for the three year period ended June 30, 2009, in the fourth quintile of its Morningstar category for the five year period ended June 30, 2009 and in the first quintile of its Morningstar category for the ten year period ended June 30, 2009. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's performance with PIM and were satisfied with the information presented by PIM with respect to the Fund's performance.

Management Fee and Expenses
The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2009 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2009 was in the third quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees also reviewed management fees charged by PIM to its institutional and other clients. In evaluating the fees associated with PIM's client


40     Pioneer Independence Fund | Annual Report | 12/31/09
accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM. The Trustees also concluded that the Fund's expense ratio was reasonable taking into account the nature and quality of services provided by PIM and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the difficult year in 2008 for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.


                     Pioneer Independence Fund | Annual Report | 12/31/09     41

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees also considered the benefits to the Fund and to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.


42     Pioneer Independence Fund | Annual Report | 12/31/09

Trustees, Officers and Service Providers


Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a Trustee of each of the 61 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a Trustee of 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                     Pioneer Independence Fund | Annual Report | 12/31/09     43


Interested Trustees

                            Position Held            Length of Service
Name and Age                With the Fund            and Term of Office
John F. Cogan, Jr. (83)*    Chairman of the Board,   Trustee since 1998.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.


Interested Trustees

                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (83)*    Deputy Chairman and a director of Pioneer Global Asset              None
                            Management S.p.A. ("PGAM"); Non-Executive Chairman and a director of Pioneer Investment Management USA Inc. ("PIM-USA"); Chairman
                            and a director of Pioneer; Chairman and Director of Pioneer
                            Institutional Asset Management, Inc. (since 2006); Director of
                            Pioneer Alternative Investment Management Limited (Dublin);
                            President and a director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Director of
                            PIOGLOBAL Real Estate Investment Fund (Russia) (until June
                            2006); Director of Nano-C, Inc. (since 2003); Director of Cole
                            Management Inc. (since 2004); Director of Fiduciary Counseling,
                            Inc.; President and Director of Pioneer Funds Distributor, Inc.
                            ("PFD") (until May 2006); President of all of the Pioneer Funds;
                            and Of Counsel, Wilmer Cutler Pickering Hale and Dorr LLP
----------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (51)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007);
                            Director of Pioneer Global Asset Management S.p.A. (since April
                            2007); and Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000-2007)


* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.



44    Pioneer Independence Fund | Annual Report | 12/31/09

Independent Trustees


                     Position Held    Length of Service
Name and Age         With the Fund    and Term of Office
David R. Bock (66)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
---------------------------------------------------------------------
Mary K. Bush (61)    Trustee          Trustee since 1998.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
---------------------------------------------------------------------


Independent Trustees

                                                                                         Other Directorships
Name and Age         Principal Occupation During Past Five Years                         Held by this Trustee
David R. Bock (66)   Managing Partner, Federal City Capital Advisors (corporate          Director of Enterprise
                     advisory services company) (1997 to 2004 and 2008 to present);      Community Investment, Inc.
                     and Executive Vice President and Chief Financial Officer, I-trax,   (privately held affordable
                     Inc. (publicly traded health care services company) (2004 -         housing finance company);
                     2007)                                                               and Director of Oxford
                                                                                         Analytica, Inc. (privately held
                                                                                         research and consulting
                                                                                         company)
---------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (61)    President, Bush International, LLC (international financial         Director of Marriott International,
                     advisory firm)                                                      Inc.; Director of Discover
                                                                                         Financial Services
                                                                                         (credit card issuer and electronic
                                                                                         payment services);
                                                                                         Director of Briggs & Stratton
                                                                                         Co. (engine manufacturer);
                                                                                         Director of UAL Corporation
                                                                                         (airline holding company);
                                                                                         Director of Mantech International
                                                                                         Corporation (national
                                                                                         security, defense, and intelligence
                                                                                         technology firm);
                                                                                         and Member, Board of Governors,
                                                                                         Investment Company Institute
---------------------------------------------------------------------------------------------------------------------------------


                      Pioneer Independence Fund | Annual Report | 12/31/09
45

                            Position Held   Length of Service
Name and Age                With the Fund   and Term of Office
Benjamin M. Friedman (65)   Trustee         Trustee since 2008.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------------
Margaret B.W. Graham (62)   Trustee         Trustee since 1998.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------------
Thomas J. Perna (59)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------------
Marguerite A. Piret (61)    Trustee         Trustee since 1998.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------------
Stephen K. West (81)        Trustee         Trustee since 1998.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
---------------------------------------------------------------------------


                                                                                                 Other Directorships
Name and Age                Principal Occupation During Past Five Years                          Held by this Trustee
Benjamin M. Friedman (65)   Professor, Harvard University
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (62)   Founding Director, Vice President and Corporate Secretary, The       None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (59)        Chief Executive Officer, Quadriserv, Inc. (technology products for   None
                            securities lending industry) (2008 - present); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (61)    President and Chief Executive Officer, Newbury, Piret & Company,     Director of New America
                            Inc. (investment banking firm)                                       High Income Fund, Inc.
                                                                                                 (closed-end investment
                                                                                                 company)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (81)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                   Director, The Swiss Helvetia
                                                                                                 Fund, Inc. (closed-end
                                                                                                 investment company)
------------------------------------------------------------------------------------------------------------------------------


46    Pioneer Independence Fund | Annual Report | 12/31/09

Fund Officers

                             Position Held         Length of Service
Name and Age                 With the Fund         and Term of Office
Dorothy E. Bourassa (61)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Christopher J. Kelley (45)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Mark E. Bradley (50)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Gary Sullivan (51)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------


Fund Officers

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (61)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
---------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (45)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
---------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (50)         Vice President-Fund Accounting, Administration and Controllership   None
                             Services of Pioneer; Treasurer of all of the Pioneer Funds
                             since March 2008; Deputy Treasurer of Pioneer from March 2004 to February 2008; Assistant Treasurer of all of the Pioneer Funds
                             from March 2004 to February 2008; and Treasurer and Senior
                             Vice President, CDC IXIS Asset Management Services, from 2002 to 2003
---------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (44)        Assistant Vice President-Fund Accounting, Administration and        None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (51)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
---------------------------------------------------------------------------------------------------------------------------


                      Pioneer Independence Fund | Annual Report | 12/31/09
47

                         Position Held              Length of Service
Name and Age             With the Fund              and Term of Office
David F. Johnson (30)    Assistant Treasurer        Since 2009. Serves at
                                                    the discretion of the
                                                    Board.
-----------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer   Since 2007. Serves at
                                                    the discretion of the
                                                    Board.


                                                                                            Other Directorships
Name and Age             Principal Occupation During Past Five Years                        Held by this Officer
David F. Johnson (30)    Fund Administration Manager - Fund Accounting, Administration      None
                         and Controllership Services since November 2008; Assistant
                         Treasurer of all of the Pioneer Funds since January 2009; and
                         Client Service Manager - Institutional Investor Services at State
                         Street Bank from March 2003 to March 2007
----------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (50)   Chief Compliance Officer of Pioneer since December 2006 and        None
                         of all the Pioneer Funds since January 2007; Vice President and
                         Compliance Officer, MFS Investment Management (August 2005
                         to December 2006); Consultant, Fidelity Investments (February
                         2005 to July 2005); and Independent Consultant (July 1997 to
                         February 2005)
----------------------------------------------------------------------------------------------------------------------


48    Pioneer Independence Fund | Annual Report | 12/31/09

                           This page for your notes.

                     Pioneer Independence Fund | Annual Report | 12/31/09     49

                           This page for your notes.

50     Pioneer Independence Fund | Annual Report | 12/31/09

                           This page for your notes.

                     Pioneer Independence Fund | Annual Report | 12/31/09     51

                           This page for your notes.

52     Pioneer Independence Fund | Annual Report | 12/31/09

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)



Visit our web site: pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the routine filing of its Form N-1A, totaled approximately $29,100 in 2009 and $28,800 in 2008.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services provided to the Fund during the fiscal years ended December 31, 2009 and 2008.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2009 and $8,290 in 2008.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended December 31, 2009 and 2008.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.

For the years ended December 31, 2009 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled $8,290 in 2009 and $8,290 in 2008.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Independence Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date March 1, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date March 1, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date March 1, 2010

* Print the name and title of each signing officer under his or her signature.